This supplemental is being furnished in conjunction with the earnings release dated March 1, 2023 which contains additional reconciliations of Non-GAAP measures to Net Income (loss) on a consolidated GAAP basis for the three months and years ended December 31, 2022, 2021, & 2019.

TABLE OF CONTENTS	Page

Same-Property(1) Portfolio Data by Top Markets, Ranked by 2022 and 2019 Hotel EBITDA	2 - 3

Same-Property(1) Portfolio Data by Top Markets, for the Three Months and Year Ended 2022, 2021, and 2019	4 - 7

Same-Property(1) Historical Operating Data (2022, 2021, and 2019)	8

Current Same-Property(2) Historical Operating Data (2022)	9

Same-Property(1) Monthly Operations Information (2022 and 2021 versus 2019)	10 - 11

Statistical Data by Property (2022 versus 2021 and 2019)	12 - 15

Financial Data by Property (2022 versus 2021 and 2019)	16 - 19

Reconciliation of Hotel Net Income (Loss) to Hotel EBITDA by Property (2022, 2021, and 2019)	20 - 25

Reconciliation of Hotel Net Income (Loss) to Hotel EBITDA by Top Market (2022 and 2019)	26 - 27

Non-GAAP Financial Measures & Disclosures	28 - 32

1."Same-Property” includes all hotels owned as of December 31, 2022, except for Hyatt Regency Portland at the Oregon Convention Center and W Nashville. "Same-Property" also includes renovation disruption for multiple capital projects and disruption from the COVID-19 pandemic during the periods presented.
2."Current Same-Property" reflects all hotels owned as of March 1, 2023 and includes renovation disruption for multiple capital projects and disruption from the COVID-19 pandemic during the periods presented. "Current Same-Property" also includes operating performance for W Nashville that occurred prior to the Company's acquisition of the hotel which was obtained from the prior owner.

Xenia Hotels & Resorts, Inc.
Same-Property(1) Portfolio Data by Top Markets, Ranked by Hotel EBITDA

Market(2)	% of 2022 Hotel EBITDA(3)	Number of Hotels	Number of Rooms (4)(5)
Phoenix, AZ	15%	2	610
Orlando, FL	15%	2	1,026
Houston, TX	11%	3	1,220
San Diego, CA	9%	2	486
Dallas, TX	7%	2	961
Atlanta, GA	7%	2	649
Florida Keys, FL	5%	1	120
San Francisco/San Mateo, CA	5%	1	688
Savannah, GA	3%	2	226
California North, CA(6)	3%	1	141
Other	20%	12	2,435
Same-Property(1)	100%	30	8,562
Hyatt Regency Portland at the Oregon Convention Center		1	600
W Nashville		1	346
Total Portfolio		32	9,508
1."Same-Property” includes all hotels owned as of December 31, 2022, except for Hyatt Regency Portland at the Oregon Convention Center and W Nashville.
2.As defined by STR, Inc.
3.See tables beginning on page 20 of this supplemental for reconciliations from Hotel Net Income (loss) to Hotel Earnings Before Interest, Taxes, Depreciation and Amortization ("Hotel EBITDA"), Same-Property Hotel EBITDA, Current Same-Property Hotel EBITDA, and Hotel EBITDA Margin. Hotel EBITDA, Same-Property Hotel EBITDA, Current Same-Property Hotel EBITDA, and Hotel EBITDA Margin are non-GAAP financial measures.
4.As of December 31, 2022.
5.Two rooms at Hyatt Regency Scottsdale Resort & Spa at Gainey Ranch were removed from inventory in 2022.
6.Reflects Andaz Napa.

Xenia Hotels & Resorts, Inc.
Same-Property(1) Portfolio Data by Top Markets, Ranked by Hotel EBITDA

Market(2)	% of 2019 Hotel EBITDA(3)	Number of Hotels	Number of Rooms (4)(5)
Houston, TX	12%	3	1,220
Orlando, FL	11%	2	1,026
Phoenix, AZ	11%	2	610
Dallas, TX	9%	2	961
San Francisco/San Mateo, CA	9%	1	688
San Jose/Santa Cruz, CA	7%	1	505
Atlanta, GA	7%	2	649
San Diego, CA	5%	2	486
Washington, DC-MD-VA	4%	2	472
Florida Keys, FL	4%	1	120
Other	21%	12	1,825
Same-Property(1)	100%	30	8,562
Hyatt Regency Portland at the Oregon Convention Center		1	600
W Nashville		1	346
Total Portfolio		32	9,508
1."Same-Property” includes all hotels owned as of December 31, 2022, except for Hyatt Regency Portland at the Oregon Convention Center and W Nashville.
2.As defined by STR, Inc.
3.See tables beginning on page 20 of this supplemental for reconciliations from Hotel Net Income (loss) to Hotel Earnings Before Interest, Taxes, Depreciation and Amortization ("Hotel EBITDA"), Same-Property Hotel EBITDA, Current Same-Property Hotel EBITDA, and Hotel EBITDA Margin. Hotel EBITDA, Same-Property Hotel EBITDA, Current Same-Property Hotel EBITDA, and Hotel EBITDA Margin are non-GAAP financial measures.
4.As of December 31, 2022.
5.Two rooms at Hyatt Regency Scottsdale Resort & Spa at Gainey Ranch were removed from inventory in 2022.

Xenia Hotels & Resorts, Inc.
Same-Property(1) Portfolio Data by Top Markets (2022)
For the Three Months Ended December 31, 2022, 2021, and 2019

	Three Months Ended			Three Months Ended
	December 31, 2022			December 31, 2021			% Change
Market(2)	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	RevPAR

Phoenix, AZ	61.2%	$392.71	$240.52	56.9%	$361.92	$205.79	16.9%
Orlando, FL	71.2%	221.38	157.65	65.3%	207.11	135.29	16.5%
Houston, TX	61.6%	217.93	134.31	50.7%	203.08	102.86	30.6%
San Diego, CA	58.7%	350.30	205.80	52.4%	343.65	180.03	14.3%
Dallas, TX	61.3%	187.73	115.16	55.4%	155.43	86.16	33.7%
Atlanta, GA	56.3%	243.29	136.97	50.1%	229.52	114.89	19.2%
Florida Keys, FL	83.0%	552.32	458.27	85.7%	595.02	509.92	(10.1)%
San Francisco/San Mateo, CA	71.8%	194.99	140.07	58.0%	156.06	90.46	54.8%
Savannah, GA	78.8%	275.20	216.81	79.9%	260.89	208.39	4.0%
California North, CA(3)	71.4%	430.77	307.50	75.9%	420.11	318.77	(3.5)%
Other	62.5%	271.43	169.65	53.2%	251.59	133.74	26.9%
Total	64.1%	$260.19	$166.87	56.4%	$243.43	$137.35	21.5%

	Three Months Ended			Three Months Ended
	December 31, 2022			December 31, 2019			% Change
Market(2)	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	RevPAR

Phoenix, AZ	61.2%	$392.71	$240.52	68.9%	$282.53	$194.62	23.6%
Orlando, FL	71.2%	221.38	157.65	78.4%	196.15	153.79	2.5%
Houston, TX	61.6%	217.93	134.31	69.9%	174.06	121.74	10.3%
San Diego, CA	58.7%	350.30	205.80	61.2%	228.62	139.89	47.1%
Dallas, TX	61.3%	187.73	115.16	64.2%	187.68	120.56	(4.5)%
Atlanta, GA	56.3%	243.29	136.97	67.7%	198.93	134.61	1.8%
Florida Keys, FL	83.0%	552.32	458.27	89.4%	397.55	355.27	29.0%
San Francisco/San Mateo, CA	71.8%	194.99	140.07	84.9%	242.91	206.16	(32.1)%
Savannah, GA	78.8%	275.20	216.81	78.0%	221.14	172.42	25.7%
California North, CA(3)	71.4%	430.77	307.50	85.2%	312.51	266.14	15.5%
Other	62.5%	271.43	169.65	76.3%	249.43	190.35	(10.9)%
Total	64.1%	$260.19	$166.87	73.3%	$226.34	$165.94	0.6%
1."Same-Property” includes all hotels owned as of December 31, 2022, except for Hyatt Regency Portland at the Oregon Convention Center and W Nashville.
2.As defined by STR, Inc.
3.Reflects Andaz Napa.

Xenia Hotels & Resorts, Inc.
Same-Property(1) Portfolio Data by Top Markets (2022)
For the Year Ended December 31, 2022, 2021, and 2019

	Year Ended			Year Ended
	December 31, 2022			December 31, 2021			% Change
Market(2)	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	RevPAR

Phoenix, AZ	61.5%	$383.41	$235.70	49.2%	$323.48	$159.07	48.2%
Orlando, FL	73.9%	218.77	161.71	56.6%	184.07	104.18	55.2%
Houston, TX	54.7%	212.69	116.37	50.7%	182.77	92.67	25.6%
San Diego, CA	58.9%	391.52	230.42	40.8%	362.53	147.81	55.9%
Dallas, TX	60.4%	179.89	108.69	45.2%	133.94	60.51	79.6%
Atlanta, GA	61.9%	230.64	142.72	48.7%	205.56	100.14	42.5%
Florida Keys, FL	86.3%	590.44	509.79	85.7%	535.03	458.77	11.1%
San Francisco/San Mateo, CA	73.0%	195.24	142.49	42.2%	151.35	63.84	123.2%
Savannah, GA	81.6%	270.13	220.39	77.1%	238.65	184.01	19.8%
California North, CA(3)	73.7%	448.07	330.40	67.1%	371.99	249.56	32.4%
Other	61.9%	269.06	166.56	47.0%	236.82	111.20	49.8%
Total	63.9%	$259.92	$166.08	49.7%	$225.39	$111.96	48.3%

	Year Ended			Year Ended
	December 31, 2022			December 31, 2019			% Change
Market(2)	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	RevPAR

Phoenix, AZ	61.5%	$383.41	$235.70	72.9%	$278.33	$203.02	16.1%
Orlando, FL	73.9%	218.77	161.71	78.2%	195.64	153.01	5.7%
Houston, TX	54.7%	212.69	116.37	71.2%	177.67	126.58	(8.1)%
San Diego, CA	58.9%	391.52	230.42	71.5%	257.94	184.35	25.0%
Dallas, TX	60.4%	179.89	108.69	69.1%	188.85	130.55	(16.7)%
Atlanta, GA	61.9%	230.64	142.72	75.1%	197.98	148.77	(4.1)%
Florida Keys, FL	86.3%	590.44	509.79	88.5%	392.94	347.80	46.6%
San Francisco/San Mateo, CA	73.0%	195.24	142.49	91.0%	244.08	222.13	(35.9)%
Savannah, GA	81.6%	270.13	220.39	79.8%	224.29	179.09	23.1%
California North, CA(3)	73.7%	448.07	330.40	84.6%	324.55	274.44	20.4%
Other	61.9%	269.06	166.56	78.6%	249.91	196.31	(15.2)%
Total	63.9%	$259.92	$166.08	76.6%	$228.43	$175.04	(5.1)%
1."Same-Property” includes all hotels owned as of December 31, 2022, except for Hyatt Regency Portland at the Oregon Convention Center and W Nashville.
2.As defined by STR, Inc.
3.Reflects Andaz Napa.

Xenia Hotels & Resorts, Inc.
Same-Property(1) Portfolio Data by Top Markets (2019)
For the Three Months Ended December 31, 2022, 2021, and 2019

	Three Months Ended			Three Months Ended
	December 31, 2022			December 31, 2021			% Change
Market(2)	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	RevPAR

Houston, TX	61.6%	$217.93	$134.31	50.7%	$203.08	$102.86	30.6%
Orlando, FL	71.2%	221.38	157.65	65.3%	207.11	135.29	16.5%
Phoenix, AZ	61.2%	392.71	240.52	56.9%	361.92	205.79	16.9%
Dallas, TX	61.3%	187.73	115.16	55.4%	155.43	86.16	33.7%
San Francisco/San Mateo, CA	71.8%	194.99	140.07	58.0%	156.06	90.46	54.8%
San Jose/Santa Cruz, CA	54.0%	245.20	132.51	44.0%	179.07	78.81	68.1%
Atlanta, GA	56.3%	243.29	136.97	50.1%	229.52	114.89	19.2%
San Diego, CA	58.7%	350.30	205.80	52.4%	343.65	180.03	14.3%
Washington, DC-MD-VA	66.5%	258.04	171.62	51.1%	229.81	117.55	46.0%
Florida Keys, FL	83.0%	552.32	458.27	85.7%	595.02	509.92	(10.1)%
Other	66.5%	294.52	195.91	61.3%	288.32	176.67	10.9%
Total	64.1%	$260.19	$166.87	56.4%	$243.43	$137.35	21.5%

	Three Months Ended			Three Months Ended
	December 31, 2022			December 31, 2019			% Change
Market(2)	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	RevPAR

Houston, TX	61.6%	$217.93	$134.31	69.9%	$174.06	$121.74	10.3%
Orlando, FL	71.2%	221.38	157.65	78.4%	196.15	153.79	2.5%
Phoenix, AZ	61.2%	392.71	240.52	68.9%	282.53	194.62	23.6%
Dallas, TX	61.3%	187.73	115.16	64.2%	187.68	120.56	(4.5)%
San Francisco/San Mateo, CA	71.8%	194.99	140.07	84.9%	242.91	206.16	(32.1)%
San Jose/Santa Cruz, CA	54.0%	245.20	132.51	78.7%	246.62	194.13	(31.7)%
Atlanta, GA	56.3%	243.29	136.97	67.7%	198.93	134.61	1.8%
San Diego, CA	58.7%	350.30	205.80	61.2%	228.62	139.89	47.1%
Washington, DC-MD-VA	66.5%	258.04	171.62	75.0%	252.03	188.94	(9.2)%
Florida Keys, FL	83.0%	552.32	458.27	89.4%	397.55	355.27	29.0%
Other	66.5%	294.52	195.91	76.9%	251.42	193.30	1.4%
Total	64.1%	$260.19	$166.87	73.3%	$226.34	$165.94	0.6%
1."Same-Property” includes all hotels owned as of December 31, 2022, except for Hyatt Regency Portland at the Oregon Convention Center and W Nashville.
2.As defined by STR, Inc.

Xenia Hotels & Resorts, Inc.
Same-Property(1) Portfolio Data by Top Markets (2019)
For the Year Ended December 31, 2022, 2021, and 2019

	Year Ended			Year Ended
	December 31, 2022			December 31, 2021			% Change
Market(2)	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	RevPAR

Houston, TX	54.7%	$212.69	$116.37	50.7%	$182.77	$92.67	25.6%
Orlando, FL	73.9%	218.77	161.71	56.6%	184.07	104.18	55.2%
Phoenix, AZ	61.5%	383.41	235.70	49.2%	323.48	159.07	48.2%
Dallas, TX	60.4%	179.89	108.69	45.2%	133.94	60.51	79.6%
San Francisco/San Mateo, CA	73.0%	195.24	142.49	42.2%	151.35	63.84	123.2%
San Jose/Santa Cruz, CA	52.6%	223.27	117.50	29.0%	146.09	42.39	177.2%
Atlanta, GA	61.9%	230.64	142.72	48.7%	205.56	100.14	42.5%
San Diego, CA	58.9%	391.52	230.42	40.8%	362.53	147.81	55.9%
Washington, DC-MD-VA	63.3%	253.51	160.60	46.7%	210.79	98.54	63.0%
Florida Keys, FL	86.3%	590.44	509.79	85.7%	535.03	458.77	11.1%
Other	67.5%	298.00	201.01	57.3%	267.57	153.23	31.2%
Total	63.9%	$259.92	$166.08	49.7%	$225.39	$111.96	48.3%

	Year Ended			Year Ended
	December 31, 2022			December 31, 2019			% Change
Market(2)	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	RevPAR

Houston, TX	54.7%	$212.69	$116.37	71.2%	$177.67	$126.58	(8.1)%
Orlando, FL	73.9%	218.77	161.71	78.2%	195.64	153.01	5.7%
Phoenix, AZ	61.5%	383.41	235.70	72.9%	278.33	203.02	16.1%
Dallas, TX	60.4%	179.89	108.69	69.1%	188.85	130.55	(16.7)%
San Francisco/San Mateo, CA	73.0%	195.24	142.49	91.0%	244.08	222.13	(35.9)%
San Jose/Santa Cruz, CA	52.6%	223.27	117.50	81.9%	256.87	210.38	(44.1)%
Atlanta, GA	61.9%	230.64	142.72	75.1%	197.98	148.77	(4.1)%
San Diego, CA	58.9%	391.52	230.42	71.5%	257.94	184.35	25.0%
Washington, DC-MD-VA	63.3%	253.51	160.60	77.5%	238.71	184.95	(13.2)%
Florida Keys, FL	86.3%	590.44	509.79	88.5%	392.94	347.80	46.6%
Other	67.5%	298.00	201.01	78.5%	253.73	199.25	0.9%
Total	63.9%	$259.92	$166.08	76.6%	$228.43	$175.04	(5.1)%
1."Same-Property” includes all hotels owned as of December 31, 2022, except for Hyatt Regency Portland at the Oregon Convention Center and W Nashville.
2.As defined by STR, Inc.

Xenia Hotels & Resorts, Inc.
Same-Property(1) Historical Operating Data
($ amounts in thousands, except ADR and RevPAR)

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year
	2022	2022	2022	2022	2022
Occupancy	57.8%	69.6%	63.9%	64.1%	63.9%
ADR	$260.45	$269.43	$248.94	$260.19	$259.92
RevPAR	$150.65	$187.60	$159.10	$166.87	$166.08

Hotel Revenues	$199,614	$251,498	$211,039	$239,152	$901,303
Hotel EBITDA(2)	$56,030	$84,568	$50,422	$65,354	$256,374
Hotel EBITDA Margin(2)	28.1%	33.6%	23.9%	27.3%	28.4%

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year
	2021	2021	2021	2021	2021
Occupancy	35.3%	51.6%	55.1%	56.4%	49.7%
ADR	$194.69	$222.02	$229.25	$243.43	$225.39
RevPAR	$68.64	$114.60	$126.34	$137.35	$111.96

Hotel Revenues	$83,811	$143,642	$158,709	$191,067	$577,229
Hotel EBITDA(2)	$1,704	$35,522	$38,097	$52,922	$128,245
Hotel EBITDA Margin(2)	2.0%	24.7%	24.0%	27.7%	22.2%

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year
	2019	2019	2019	2019	2019
Occupancy	77.4%	79.7%	76.1%	73.3%	76.6%
ADR	$242.03	$230.52	$214.76	$226.34	$228.43
RevPAR	$187.39	$183.77	$163.41	$165.94	$175.04

Hotel Revenues	$252,252	$244,872	$212,090	$232,917	$942,131
Hotel EBITDA(2)	$77,939	$73,365	$49,698	$63,251	$264,253
Hotel EBITDA Margin(2)	30.9%	30.0%	23.4%	27.2%	28.0%
1."Same-Property” includes all hotels owned as of December 31, 2022, except for Hyatt Regency Portland at the Oregon Convention Center and W Nashville. Includes hotels that had temporarily suspended operations for a portion of the year ended December 31, 2021, as if all hotels rooms were available for sale. "Same-Property" also includes renovation disruption for multiple capital projects during the periods presented and disruption from the COVID-19 pandemic in 2021 and 2022.
2.See tables beginning on page 20 of this supplemental for reconciliations from Hotel Net Income (loss) to Hotel Earnings Before Interest, Taxes, Depreciation and Amortization ("Hotel EBITDA"), Same-Property Hotel EBITDA, Current Same-Property Hotel EBITDA, and Hotel EBITDA Margin. Hotel EBITDA, Same-Property Hotel EBITDA, Current Same-Property Hotel EBITDA, and Hotel EBITDA Margin are non-GAAP financial measures.

Xenia Hotels & Resorts, Inc.
Current Same-Property Portfolio(1) Historical Operating Data
($ amounts in thousands, except ADR and RevPAR)

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year
	2022	2022	2022	2022	2022
Occupancy	56.1%	68.7%	63.1%	62.4%	62.6%
ADR	$258.36	$270.81	$250.16	$261.70	$260.52
RevPAR	$144.92	$186.16	$157.91	$163.32	$163.11

Hotel Revenues	$213,726	$276,580	$233,968	$259,803	$984,078
Hotel EBITDA(2)	$57,775	$92,699	$55,607	$69,533	$275,613
Hotel EBITDA Margin(2)	27.0%	33.5%	23.8%	26.8%	28.0%

1."Current Same-Property" reflects all hotels owned as of March 1, 2023 and includes renovation disruption for multiple capital projects during the periods presented and disruption from the COVID-19 pandemic. "Current Same-Property" also includes operating performance for W Nashville that occurred prior to the Company's acquisition of the hotel which was obtained from the prior owner.
2.See tables beginning on page 20 of this supplemental for reconciliations from Hotel Net Income (loss) to Hotel Earnings Before Interest, Taxes, Depreciation and Amortization ("Hotel EBITDA"), Same-Property Hotel EBITDA, Current Same-Property Hotel EBITDA, and Hotel EBITDA Margin. Hotel EBITDA, Same-Property Hotel EBITDA, Current Same-Property Hotel EBITDA, and Hotel EBITDA Margin are non-GAAP financial measures.

Xenia Hotels & Resorts, Inc.
Same-Property(1) Monthly Operations Information

				vs 2019
2022	Occupancy (%)	ADR ($)	RevPAR ($)	Occupancy change in bps	ADR % change	RevPAR % change
January	44.1	235.36	103.68	(2,663)	1.5	(36.7)
February	60.6	260.85	158.19	(1,936)	6.3	(19.4)
March	69.1	276.13	190.82	(1,273)	11.4	(6.0)
1st Quarter	57.8	260.45	150.65	(1,958)	7.6	(19.6)
April	72.1	282.54	203.75	(986)	18.6	4.3
May	68.9	266.80	183.84	(928)	12.9	(0.5)
June	67.9	258.24	175.32	(1,115)	19.3	2.5
2nd Quarter	69.6	269.43	187.60	(1,009)	16.9	2.1
July	63.1	248.21	156.71	(1,491)	18.5	(4.2)
August	61.7	239.18	147.51	(1,444)	15.3	(6.6)
September	67.0	258.94	173.53	(703)	13.5	2.7
3rd Quarter	63.9	248.94	159.10	(1,218)	15.9	(2.6)
October	70.9	277.01	196.43	(987)	13.8	(0.1)
November	64.8	256.25	166.02	(934)	14.0	(0.4)
December	56.7	243.55	138.17	(833)	17.7	2.6
4th Quarter	64.1	260.19	166.87	(918)	15.0	0.6

FY 2022	63.9	259.92	166.08	(1,273)	13.8	(5.1)

1."Same-Property” reflects all hotels owned as of December 31, 2022, except for Hyatt Regency Portland at the Oregon Convention Center and W Nashville. "Same-Property" also includes renovation disruption for multiple capital projects during the periods presented and disruption from the COVID-19 pandemic in 2022.

Xenia Hotels & Resorts, Inc.
Same-Property(1) Monthly Operations Information

				vs 2019
2021	Occupancy (%)	ADR ($)	RevPAR ($)	Occupancy change in bps	ADR % change	RevPAR % change
January	24.9	175.06	43.61	(4,577)	(24.5)	(73.4)
February	34.6	189.82	65.77	(4,536)	(22.6)	(66.5)
March	46.1	208.59	96.25	(3,569)	(15.9)	(52.6)
1st Quarter	35.3	194.69	68.64	(4,217)	(19.6)	(63.4)
April	49.8	222.93	110.97	(3,220)	(6.4)	(43.2)
May	49.9	223.47	111.54	(2,828)	(5.5)	(39.7)
June	55.2	219.85	121.40	(2,382)	1.5	(29.1)
2nd Quarter	51.6	222.02	114.60	(2,810)	(3.7)	(37.6)
July	58.8	229.69	135.08	(1,924)	9.6	(17.4)
August	52.1	222.66	115.94	(2,405)	7.3	(26.6)
September	54.4	235.26	128.05	(1,962)	3.1	(24.2)
3rd Quarter	55.1	229.25	126.34	(2,098)	6.7	(22.7)
October	58.4	250.11	146.18	(2,234)	2.8	(25.6)
November	58.7	240.70	141.39	(1,539)	7.1	(15.1)
December	52.2	238.92	124.60	(1,291)	15.5	(7.4)
4th Quarter	56.4	243.43	137.35	(1,690)	7.6	(17.2)

FY 2021	49.7	225.39	111.96	(2,695)	(1.3)	(36.0)

1."Same-Property” reflects all hotels owned as of December 31, 2022, except for Hyatt Regency Portland at the Oregon Convention Center and W Nashville. "Same-Property" also includes renovation disruption for multiple capital projects during the periods presented and disruption from the COVID-19 pandemic in 2021.

Xenia Hotels & Resorts, Inc.
Statistical Data by Property
For the Year Ended December 31, 2022 and 2021

	December 31, 2022			December 31, 2021
	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	RevPAR Change
Andaz Napa	73.7%	$448.07	$330.40	67.1%	$371.99	$249.56	32.4%
Andaz San Diego	70.9%	263.49	186.79	52.1%	209.82	109.40	70.7%
Andaz Savannah	81.1%	236.93	192.11	76.2%	201.51	153.47	25.2%
Bohemian Hotel Savannah Riverfront, Autograph Collection	82.6%	335.77	277.34	79.0%	310.73	245.51	13.0%
Fairmont Dallas	55.3%	191.52	105.96	38.2%	146.53	55.91	89.5%
Fairmont Pittsburgh	63.2%	278.33	176.01	53.0%	251.19	133.09	32.2%
Grand Bohemian Hotel Charleston, Autograph Collection	78.2%	408.64	319.59	81.5%	362.48	295.39	8.2%
Grand Bohemian Hotel Mountain Brook, Autograph Collection	79.4%	316.13	251.03	78.1%	292.61	228.64	9.8%
Grand Bohemian Hotel Orlando, Autograph Collection	65.4%	250.30	163.71	59.3%	206.66	122.63	33.5%
Hyatt Centric Key West Resort & Spa	86.3%	590.44	509.79	85.7%	535.03	458.77	11.1%
Hyatt Regency Grand Cypress	76.6%	210.24	161.08	55.7%	176.44	98.32	63.8%
Hyatt Regency Santa Clara	52.6%	223.27	117.50	29.0%	146.09	42.39	177.2%
Hyatt Regency Scottsdale Resort & Spa at Gainey Ranch	61.0%	352.36	215.00	47.3%	294.26	139.05	54.6%
Kimpton Canary Hotel Santa Barbara	66.5%	476.07	316.65	58.9%	458.69	270.10	17.2%
Kimpton Hotel Monaco Salt Lake City	62.2%	218.62	135.88	49.2%	191.83	94.41	43.9%
Kimpton Hotel Palomar Philadelphia	65.5%	228.46	149.66	46.8%	191.51	89.59	67.0%
Kimpton RiverPlace Hotel	65.7%	268.79	176.71	53.3%	273.74	145.88	21.1%
Loews New Orleans Hotel	58.2%	230.02	133.93	44.3%	175.09	77.60	72.6%
Lorien Hotel & Spa	53.2%	235.32	125.23	52.2%	183.58	95.87	30.6%
Marriott Dallas Downtown	67.1%	167.32	112.28	54.4%	122.37	66.54	68.7%
Marriott San Francisco Airport Waterfront	73.0%	195.24	142.49	42.2%	151.35	63.84	123.2%
Marriott Woodlands Waterway Hotel & Convention Center	60.6%	224.44	135.93	57.0%	172.26	98.12	38.5%

Xenia Hotels & Resorts, Inc.
Statistical Data by Property (Continued)
For the Year Ended December 31, 2022 and 2021

	December 31, 2022			December 31, 2021
	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	RevPAR Change
Park Hyatt Aviara Resort, Golf Club & Spa	53.0%	$474.79	$251.64	35.2%	$472.37	$166.49	51.1%
Renaissance Atlanta Waverly Hotel & Convention Center	62.0%	182.18	112.97	47.7%	149.73	71.48	58.1%
Royal Palms Resort & Spa, The Unbound Collection by Hyatt	63.4%	506.89	321.22	57.1%	423.60	242.02	32.7%
The Ritz-Carlton, Denver	64.9%	367.33	238.36	56.0%	338.51	189.47	25.8%
The Ritz-Carlton, Pentagon City	66.3%	257.79	170.96	45.1%	220.02	99.32	72.1%
Waldorf Astoria Atlanta Buckhead	61.3%	432.01	265.01	52.7%	413.30	217.96	21.6%
Westin Galleria Houston & Westin Oaks Houston at The Galleria	52.4%	207.33	108.65	48.2%	187.70	90.50	20.0%
Same-Property Portfolio(1)	63.9%	$259.92	$166.08	49.7%	$225.39	$111.96	48.3%
Hyatt Regency Portland at the Oregon Convention Center(2)	48.8%	$183.42	$89.49	17.0%	$147.19	$25.05	257.2%
W Nashville(3)	54.8%	397.02	217.37	39.2%	347.06	135.89	60.0%
Current Same-Property Portfolio(4)	62.6%	$260.52	$163.11	47.5%	$224.39	$106.51	53.1%
1."Same-Property” includes all hotels owned as of December 31, 2022, except for Hyatt Regency Portland at the Oregon Convention Center and W Nashville. "Same-Property" also includes disruption from the COVID-19 pandemic in 2021 and 2022 and renovation disruption for multiple capital projects during the periods presented.
2.Hyatt Regency Portland, which opened in late December 2019, suspended operations in March 2020 due to the COVID-19 pandemic and recommenced in May 2021. Metrics for the year ending December 31, 2021 are for the full year and include periods when operations were temporarily suspended.
3.W Nashville opened in October 2021 and was acquired by the Company in March 2022. Metrics shown for the years ending December 31, 2022 and 2021 include operating performance for W Nashville that occurred prior to the Company's acquisition of the hotel which was obtained from the prior owner.
4."Current Same-Property" reflects all hotels owned as of March 1, 2023 and includes renovation disruption for multiple capital projects during the periods presented and disruption from the COVID-19 pandemic in 2021 and 2022. "Current Same-Property" also includes operating performance for W Nashville that occurred prior to the Company's acquisition of the hotel.

Xenia Hotels & Resorts, Inc.
Statistical Data by Property
For the Year Ended December 31, 2022 and 2019

	December 31, 2022			December 31, 2019
	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	RevPAR Change
Andaz Napa	73.7%	$448.07	$330.40	84.6%	$324.55	$274.44	20.4%
Andaz San Diego	70.9%	263.49	186.79	83.1%	228.28	189.81	(1.6)%
Andaz Savannah	81.1%	236.93	192.11	79.4%	202.24	160.64	19.6%
Bohemian Hotel Savannah Riverfront, Autograph Collection	82.6%	335.77	277.34	80.7%	267.97	216.24	28.3%
Fairmont Dallas	55.3%	191.52	105.96	72.0%	183.09	131.82	(19.6)%
Fairmont Pittsburgh	63.2%	278.33	176.01	73.2%	247.45	181.20	(2.9)%
Grand Bohemian Hotel Charleston, Autograph Collection	78.2%	408.64	319.59	82.3%	319.67	263.16	21.4%
Grand Bohemian Hotel Mountain Brook, Autograph Collection	79.4%	316.13	251.03	82.8%	253.12	209.62	19.8%
Grand Bohemian Hotel Orlando, Autograph Collection	65.4%	250.30	163.71	78.6%	226.86	178.36	(8.2)%
Hyatt Centric Key West Resort & Spa	86.3%	590.44	509.79	88.5%	392.94	347.80	46.6%
Hyatt Regency Grand Cypress	76.6%	210.24	161.08	78.1%	185.68	144.98	11.1%
Hyatt Regency Santa Clara	52.6%	223.27	117.50	81.9%	256.87	210.38	(44.1)%
Hyatt Regency Scottsdale Resort & Spa at Gainey Ranch	61.0%	352.36	215.00	72.8%	269.04	195.80	9.8%
Kimpton Canary Hotel Santa Barbara	66.5%	476.07	316.65	75.8%	356.73	270.32	17.1%
Kimpton Hotel Monaco Salt Lake City	62.2%	218.62	135.88	74.7%	197.44	147.52	(7.9)%
Kimpton Hotel Palomar Philadelphia	65.5%	228.46	149.66	83.5%	243.78	203.55	(26.5)%
Kimpton RiverPlace Hotel	65.7%	268.79	176.71	84.7%	249.54	211.37	(16.4)%
Loews New Orleans Hotel	58.2%	230.02	133.93	72.7%	194.70	141.48	(5.3)%
Lorien Hotel & Spa	53.2%	235.32	125.23	80.1%	199.73	159.99	(21.7)%
Marriott Dallas Downtown	67.1%	167.32	112.28	65.4%	197.17	128.88	(12.9)%
Marriott San Francisco Airport Waterfront	73.0%	195.24	142.49	91.0%	244.08	222.13	(35.9)%
Marriott Woodlands Waterway Hotel & Convention Center	60.6%	224.44	135.93	69.9%	206.83	144.64	(6.0)%

Xenia Hotels & Resorts, Inc.
Statistical Data by Property (Continued)
For the Year Ended December 31, 2022 and 2019

	December 31, 2022			December 31, 2019
	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	RevPAR Change
Park Hyatt Aviara Resort, Golf Club & Spa	53.0%	$474.79	$251.64	65.8%	$276.16	$181.69	38.5%
Renaissance Atlanta Waverly Hotel & Convention Center	62.0%	182.18	112.97	75.5%	162.39	122.53	(7.8)%
Royal Palms Resort & Spa, The Unbound Collection by Hyatt	63.4%	506.89	321.22	73.6%	316.39	232.91	37.9%
The Ritz-Carlton, Denver	64.9%	367.33	238.36	80.2%	324.02	259.91	(8.3)%
The Ritz-Carlton, Pentagon City	66.3%	257.79	170.96	76.7%	250.65	192.27	(11.1)%
Waldorf Astoria Atlanta Buckhead	61.3%	432.01	265.01	73.9%	347.40	256.65	3.3%
Westin Galleria Houston & Westin Oaks Houston at The Galleria	52.4%	207.33	108.65	71.8%	166.46	119.46	(9.0)%
Same-Property Portfolio(1)	63.9%	$259.92	$166.08	76.6%	$228.43	$175.04	(5.1)%
Hyatt Regency Portland at the Oregon Convention Center(2)	48.8%	$183.42	$89.49	6.5%	$121.60	$7.90	1,032.2%
W Nashville(3)	54.8%	$397.02	$217.37	NA	NA	NA	NA
Current Same-Property Portfolio(4)	62.6%	$260.52	$163.11	76.5%	$228.41	$174.62	(6.6)%
1."Same-Property” includes all hotels owned as of December 31, 2022, except for Hyatt Regency Portland at the Oregon Convention Center and W Nashville. "Same-Property" also includes disruption from the COVID-19 pandemic in 2022 and renovation disruption for multiple capital projects during the periods presented.
2.Hyatt Regency Portland opened in late December 2019.
3.W Nashville opened in October 2021 and was acquired by the Company in March 2022. Metrics shown for the year ending December 31, 2022 include operating performance for W Nashville that occurred prior to the Company's acquisition of the hotel which was obtained from the prior owner.
4."Current Same-Property" reflects all hotels owned as of March 1, 2023 and includes renovation disruption for multiple capital projects during the periods presented and disruption from the COVID-19 pandemic in 2022. "Current Same-Property" also includes operating performance for W Nashville that occurred prior to the Company's acquisition of the hotel which was obtained from the prior owner.

Xenia Hotels & Resorts, Inc.
Financial Data by Property(1)
For the Year Ended December 31, 2022 and 2021

	Year Ended December 31, 2022			Year Ended December 31, 2021
	EBITDA ($000s)	EBITDA / Key	EBITDA Margin	EBITDA ($000s)	EBITDA / Key	EBITDA Margin	EBITDA Change	Margin Change
Andaz Napa	$8,786	$62,312	41.4%	$6,476	$45,927	41.0%	35.7%	39	bps
Andaz San Diego	3,759	23,642	23.5%	691	4,344	7.4%	444.3%	1,610	bps
Andaz Savannah	5,182	34,318	38.3%	2,753	18,233	28.0%	88.2%	1,025	bps
Bohemian Hotel Savannah Riverfront, Autograph Collection	3,569	47,587	28.4%	4,041	53,880	34.2%	(11.7)%	(577)	bps
Fairmont Dallas	10,457	19,187	27.1%	2,200	4,037	11.4%	375.3%	1,567	bps
Fairmont Pittsburgh	4,353	23,530	21.8%	2,242	12,121	15.0%	94.1%	683	bps
Grand Bohemian Hotel Charleston, Autograph Collection	2,753	55,060	24.4%	2,636	52,717	26.5%	4.4%	(209)	bps
Grand Bohemian Hotel Mountain Brook, Autograph Collection	4,470	45,152	26.9%	3,875	39,137	27.7%	15.4%	(77)	bps
Grand Bohemian Hotel Orlando, Autograph Collection	6,088	24,648	25.4%	5,059	20,483	26.2%	20.3%	(84)	bps
Hyatt Centric Key West Resort & Spa	13,141	109,508	46.1%	12,546	104,553	49.3%	4.7%	(312)	bps
Hyatt Regency Grand Cypress	32,008	41,089	33.0%	13,924	17,875	26.6%	129.9%	633	bps
Hyatt Regency Santa Clara	5,602	11,093	16.4%	(2,824)	(5,591)	(23.6)%	298.4%	3,997	bps
Hyatt Regency Scottsdale Resort & Spa at Gainey Ranch	29,625	60,336	38.5%	15,151	30,857	32.4%	95.5%	604	bps
Kimpton Canary Hotel Santa Barbara	3,941	40,629	25.4%	4,420	45,571	33.9%	(10.8)%	(856)	bps
Kimpton Hotel Monaco Salt Lake City	4,852	21,564	31.2%	3,079	13,686	28.7%	57.6%	259	bps
Kimpton Hotel Palomar Philadelphia	3,956	17,200	24.5%	1,137	4,943	12.0%	248.0%	1,251	bps
Kimpton RiverPlace Hotel	1,399	16,459	15.4%	1,264	14,872	20.0%	10.7%	(460)	bps
Loews New Orleans Hotel	4,291	15,056	22.5%	975	3,421	9.7%	340.1%	1,278	bps
Lorien Hotel & Spa	1,271	11,879	15.6%	757	7,075	13.0%	67.9%	266	bps
Marriott Dallas Downtown	8,097	19,464	33.1%	2,812	6,761	20.3%	187.9%	1,273	bps
Marriott San Francisco Airport Waterfront	11,521	16,746	23.8%	940	1,367	4.3%	1,125.1%	1,948	bps
Marriott Woodlands Waterway Hotel & Convention Center	13,405	38,855	37.9%	6,341	18,381	29.7%	111.4%	821	bps

Xenia Hotels & Resorts, Inc.
Financial Data by Property(1) (Continued)
For the Year Ended December 31, 2022 and 2021

	Year Ended December 31, 2022			Year Ended December 31, 2021
	EBITDA ($000s)	EBITDA / Key	EBITDA Margin	EBITDA ($000s)	EBITDA / Key	EBITDA Margin	EBITDA Change	Margin Change
Park Hyatt Aviara Resort, Golf Club & Spa	$19,214	$58,758	22.5%	$6,688	$20,453	12.0%	187.3%	1,042	bps
Renaissance Atlanta Waverly Hotel & Convention Center	13,019	24,941	35.4%	6,341	12,148	28.8%	105.3%	654	bps
Royal Palms Resort & Spa, The Unbound Collection by Hyatt	9,478	79,647	29.8%	6,110	51,340	25.7%	55.1%	417	bps
The Ritz-Carlton, Denver	6,564	32,495	19.2%	4,441	21,983	16.4%	47.8%	286	bps
The Ritz-Carlton, Pentagon City	5,674	15,545	15.3%	131	359	0.7%	4,230.0%	1,464	bps
Waldorf Astoria Atlanta Buckhead	3,962	31,197	19.7%	3,504	27,593	23.6%	13.1%	(385)	bps
Westin Galleria Houston & Westin Oaks Houston at The Galleria	15,937	18,214	29.8%	10,535	12,040	25.9%	51.3%	398	bps
Same-Property Portfolio(2)	$256,374	$29,943	28.4%	$128,245	$14,978	22.2%	99.9%	622	bps
Hyatt Regency Portland at the Oregon Convention Center(3)	$7,364	$12,273	24.1%	$(3,173)	$(5,288)	(41.8)%	332.1%	6,591	bps
W Nashville(4)	$11,875	$34,321	22.7%	$(369)	$(1,066)	(5.0)%	3,318.2%	2,770	bps
Current Same-Property Portfolio(5)	$275,613	$28,987	28.0%	$124,703	$13,116	21.1%	121.0%	690	bps
1.See tables beginning on page 20 of this supplemental for reconciliations from Hotel Net Income (loss) to Hotel Earnings Before Interest, Taxes, Depreciation and Amortization ("Hotel EBITDA"), Same-Property Hotel EBITDA, Current Same-Property Hotel EBITDA, and Hotel EBITDA Margin. Hotel EBITDA, Same-Property Hotel EBITDA, Current Same-Property Hotel EBITDA, and Hotel EBITDA Margin are non-GAAP financial measures.
2."Same-Property” includes all hotels owned as of December 31, 2022, except for Hyatt Regency Portland at the Oregon Convention Center and W Nashville. "Same-Property" also includes disruption from the COVID-19 pandemic in 2021 and 2022 and renovation disruption for multiple capital projects during the periods presented.
3.Hyatt Regency Portland, which opened in late December 2019, suspended operations in March 2020 due to the COVID-19 pandemic and recommenced in May 2021. Metrics for the year ending December 31, 2021 are for the full year and include periods when operations were temporarily suspended.
4.W Nashville opened in October 2021 and was acquired by the Company in March 2022. Metrics shown for the years ending December 31, 2022 and 2021 include operating performance for W Nashville that occurred prior to the Company's acquisition of the hotel which was obtained from the prior owner.
5."Current Same-Property" reflects all hotels owned as of March 1, 2023 and includes renovation disruption for multiple capital projects during the periods presented and disruption from the COVID-19 pandemic in 2021 and 2022. "Current Same-Property" also includes operating performance for W Nashville that occurred prior to the Company's acquisition of the hotel which was obtained from the prior owner.

Xenia Hotels & Resorts, Inc.
Financial Data by Property(1)
For the Year Ended December 31, 2022 and 2019

	Year Ended December 31, 2022			Year Ended December 31, 2019
	EBITDA ($000s)	EBITDA / Key	EBITDA Margin	EBITDA ($000s)	EBITDA / Key	EBITDA Margin	EBITDA Change	Margin Change
Andaz Napa	$8,786	$62,312	41.4%	$7,383	$52,362	39.7%	19.0%	170	bps
Andaz San Diego	3,759	23,642	23.5%	4,052	25,484	24.1%	(7.2)%	(61)	bps
Andaz Savannah	5,182	34,318	38.3%	3,375	22,351	31.0%	53.5%	727	bps
Bohemian Hotel Savannah Riverfront, Autograph Collection	3,569	47,587	28.4%	2,916	38,880	25.9%	22.4%	253	bps
Fairmont Dallas	10,457	19,187	27.1%	14,075	25,826	29.7%	(25.7)%	(268)	bps
Fairmont Pittsburgh	4,353	23,530	21.8%	2,909	15,724	13.3%	49.6%	853	bps
Grand Bohemian Hotel Charleston, Autograph Collection	2,753	55,060	24.4%	1,825	36,500	20.6%	50.8%	384	bps
Grand Bohemian Hotel Mountain Brook, Autograph Collection	4,470	45,152	26.9%	4,335	43,788	27.9%	3.1%	(99)	bps
Grand Bohemian Hotel Orlando, Autograph Collection	6,088	24,648	25.4%	8,938	36,186	32.8%	(31.9)%	(740)	bps
Hyatt Centric Key West Resort & Spa	13,141	109,508	46.1%	9,185	76,542	44.6%	43.1%	157	bps
Hyatt Regency Grand Cypress	32,008	41,089	33.0%	21,143	27,141	25.9%	51.4%	703	bps
Hyatt Regency Santa Clara	5,602	11,093	16.4%	18,194	36,028	30.9%	(69.2)%	(1,450)	bps
Hyatt Regency Scottsdale Resort & Spa at Gainey Ranch	29,625	60,336	38.5%	23,001	46,845	32.0%	28.8%	645	bps
Kimpton Canary Hotel Santa Barbara	3,941	40,629	25.4%	4,107	42,340	25.0%	(4.0)%	32	bps
Kimpton Hotel Monaco Salt Lake City	4,852	21,564	31.2%	6,193	27,524	33.1%	(21.7)%	(188)	bps
Kimpton Hotel Palomar Philadelphia	3,956	17,200	24.5%	7,748	33,687	35.9%	(48.9)%	(1,138)	bps
Kimpton RiverPlace Hotel	1,399	16,459	15.4%	2,713	31,918	23.7%	(48.4)%	(828)	bps
Loews New Orleans Hotel	4,291	15,056	22.5%	4,595	16,123	21.0%	(6.6)%	151	bps
Lorien Hotel & Spa	1,271	11,879	15.6%	2,364	22,093	20.2%	(46.2)%	(455)	bps
Marriott Dallas Downtown	8,097	19,464	33.1%	9,843	23,661	36.4%	(17.7)%	(336)	bps
Marriott San Francisco Airport Waterfront	11,521	16,746	23.8%	23,840	34,651	32.2%	(51.7)%	(838)	bps
Marriott Woodlands Waterway Hotel & Convention Center	13,405	38,855	37.9%	15,879	46,026	39.3%	(15.6)%	(142)	bps

Xenia Hotels & Resorts, Inc.
Financial Data by Property(1) (Continued)
For the Year Ended December 31, 2022 and 2019

	Year Ended December 31, 2022			Year Ended December 31, 2019
	EBITDA ($000s)	EBITDA / Key	EBITDA Margin	EBITDA ($000s)	EBITDA / Key	EBITDA Margin	EBITDA Change	Margin Change
Park Hyatt Aviara Resort, Golf Club & Spa	$19,214	$58,758	22.5%	$8,558	$26,171	13.5%	124.5%	892	bps
Renaissance Atlanta Waverly Hotel & Convention Center	13,019	24,941	35.4%	14,536	27,847	34.8%	(10.4)%	59	bps
Royal Palms Resort & Spa, The Unbound Collection by Hyatt	9,478	79,647	29.8%	6,748	56,706	25.5%	40.5%	439	bps
The Ritz-Carlton, Denver	6,564	32,495	19.2%	7,540	37,327	20.8%	(12.9)%	(161)	bps
The Ritz-Carlton, Pentagon City	5,674	15,545	15.3%	9,276	25,414	23.4%	(38.8)%	(810)	bps
Waldorf Astoria Atlanta Buckhead	3,962	31,197	19.7%	2,542	20,016	12.6%	55.9%	713	bps
Westin Galleria Houston & Westin Oaks Houston at The Galleria	15,937	18,214	29.8%	16,440	18,789	27.4%	(3.1)%	241	bps
Same-Property Portfolio(2)	$256,374	$29,943	28.4%	$264,253	$30,863	28.0%	(3.0)%	44	bps
Hyatt Regency Portland at the Oregon Convention Center(3)	$7,364	$12,273	24.1%	$(338)	$(563)	(341.9)%	2,278.7%	36,598	bps
W Nashville(4)	$11,875	$34,321	22.7%	NA	NA	NA	NA	NA
Current Same-Property Portfolio(5)	$275,613	$28,987	28.0%	$263,915	$27,757	28.0%	4.4%	—	bps
1.See tables beginning on page 20 of this supplemental for reconciliations from Hotel Net Income (loss) to Hotel Earnings Before Interest, Taxes, Depreciation and Amortization ("Hotel EBITDA"), Same-Property Hotel EBITDA, Current Same-Property Hotel EBITDA, and Hotel EBITDA Margin. Hotel EBITDA, Same-Property Hotel EBITDA, Current Same-Property Hotel EBITDA, and Hotel EBITDA Margin are non-GAAP financial measures.
2."Same-Property” includes all hotels owned as of December 31, 2022, except for Hyatt Regency Portland at the Oregon Convention Center and W Nashville. "Same-Property" also includes disruption from the COVID-19 pandemic in 2022 and renovation disruption for multiple capital projects during the periods presented.
3.Hyatt Regency Portland opened in late December 2019.
4.W Nashville opened in October 2021 and was acquired by the Company in March 2022. Metrics shown for the year ending December 31, 2022 include operating performance for W Nashville that occurred prior to the Company's acquisition of the hotel which was obtained from the prior owner.
5."Current Same-Property" reflects all hotels owned as of March 1, 2023 and includes renovation disruption for multiple capital projects during the periods presented and disruption from the COVID-19 pandemic in 2022. "Current Same-Property" also includes operating performance for W Nashville that occurred prior to the Company's acquisition of the hotel which was obtained from the prior owner.

Xenia Hotels & Resorts, Inc.
Reconciliation of Hotel Net Income (Loss) to Hotel EBITDA by Property
For the Year Ended December 31, 2022

	For the Year Ended December 31, 2022
	Keys	Total Revenues ($000s)	Hotel Net Income (Loss) GAAP ($000s)	Plus: Interest Expense ($000s)	Plus: Depr. & Amort. ($000s)	Equals: Hotel EBITDA ($000s)
Andaz Napa	141	$21,246	$5,169	$2,072	$1,546	$8,786
Andaz San Diego	159	15,983	1,917	—	1,843	3,759
Andaz Savannah	151	13,545	3,064	229	1,888	5,182
Bohemian Hotel Savannah Riverfront, Autograph Collection	75	12,568	2,702	—	867	3,569
Fairmont Dallas	545	38,648	7,762	—	2,695	10,457
Fairmont Pittsburgh	185	19,945	2,943	—	1,410	4,353
Grand Bohemian Hotel Charleston, Autograph Collection	50	11,264	1,914	—	840	2,753
Grand Bohemian Hotel Mountain Brook, Autograph Collection	99	16,592	3,190	—	1,280	4,470
Grand Bohemian Hotel Orlando, Autograph Collection	247	23,992	898	2,619	2,571	6,088
Hyatt Centric Key West Resort & Spa	120	28,481	11,536	—	1,605	13,141
Hyatt Regency Grand Cypress	779	97,114	19,459	—	12,548	32,008
Hyatt Regency Santa Clara	505	34,268	1,877	—	3,725	5,602
Hyatt Regency Scottsdale Resort & Spa at Gainey Ranch	491	76,986	21,006	—	8,619	29,625
Kimpton Canary Hotel Santa Barbara	97	15,540	1,895	—	2,046	3,941
Kimpton Hotel Monaco Salt Lake City	225	15,531	2,948	—	1,904	4,852
Kimpton Hotel Palomar Philadelphia	230	16,144	952	—	3,003	3,956
Kimpton RiverPlace Hotel	85	9,090	(324)	—	1,723	1,399
Loews New Orleans Hotel	285	19,056	1,527	—	2,765	4,291
Lorien Hotel & Spa	107	8,136	(227)	—	1,498	1,271
Marriott Dallas Downtown	416	24,494	4,768	—	3,329	8,097
Marriott San Francisco Airport Waterfront	688	48,463	2,908	5,226	3,386	11,521
Marriott Woodlands Waterway Hotel & Convention Center	345	35,351	7,372	—	6,034	13,405

Xenia Hotels & Resorts, Inc.
Reconciliation of Hotel Net Income (Loss) to Hotel EBITDA by Property (Continued)
For the Year Ended December 31, 2022

	For the Year Ended December 31, 2022
	Keys	Total Revenues ($000s)	Hotel Net Income (Loss) GAAP ($000s)	Plus: Interest Expense ($000s)	Plus: Depr. & Amort. ($000s)	Equals: Hotel EBITDA ($000s)
Park Hyatt Aviara Resort, Golf Club & Spa	327	$85,543	$8,534	$—	$10,680	$19,214
Renaissance Atlanta Waverly Hotel & Convention Center	522	36,829	5,398	4,048	3,573	13,019
Royal Palms Resort & Spa, The Unbound Collection by Hyatt	119	31,764	6,256	—	3,222	9,478
The Ritz-Carlton, Denver	202	34,125	2,414	—	4,149	6,564
The Ritz-Carlton, Pentagon City	365	37,082	(602)	166	6,110	5,674
Waldorf Astoria Atlanta Buckhead	127	20,110	893	—	3,069	3,962
Westin Galleria Houston & Westin Oaks Houston at The Galleria	875	53,413	4,240	—	11,697	15,937
Same-Property Portfolio(1)	8,562	$901,303	$132,389	$14,360	$109,625	$256,374
Hyatt Regency Portland at the Oregon Convention Center	600	30,564	52	—	7,311	7,364
W Nashville(2)	346	52,211	(2,195)	—	14,070	11,875
Current Same-Property Portfolio(3)	9,508	$984,078	$130,246	$14,360	$131,006	$275,613
1."Same-Property” includes all hotels owned as of December 31, 2022, except for Hyatt Regency Portland at the Oregon Convention Center and W Nashville. "Same-Property" also includes disruption from the COVID-19 pandemic in 2022 and renovation disruption for multiple capital projects during the period presented.
2.W Nashville opened in October 2021 and was acquired by the Company in March 2022. Metrics shown for the year ending December 31, 2022 include operating performance for W Nashville that occurred prior to the Company's acquisition of the hotel which was obtained from the prior owner.
3."Current Same-Property" reflects all hotels owned as of March 1, 2023 and includes renovation disruption for multiple capital projects during the periods presented and disruption from the COVID-19 pandemic in 2022. "Current Same-Property" also includes operating performance for W Nashville that occurred prior to the Company's acquisition of the hotel which was obtained from the prior owner.

Xenia Hotels & Resorts, Inc.
Reconciliation of Hotel Net Income (Loss) to Hotel EBITDA by Property
For the Year Ended December 31, 2021

	For the Year Ended December 31, 2021
	Keys	Total Revenues ($000s)	Hotel Net Income (Loss) GAAP ($000s)	Plus: Interest Expense ($000s)	Plus: Depr. & Amort. ($000s)	Equals: Hotel EBITDA ($000s)
Andaz Napa	141	$15,804	$3,360	$1,547	$1,569	$6,476
Andaz San Diego	159	9,313	(1,241)	—	1,932	691
Andaz Savannah	151	9,832	643	227	1,883	2,753
Bohemian Hotel Savannah Riverfront, Autograph Collection	75	11,825	3,185	—	856	4,041
Fairmont Dallas	545	19,317	(505)	—	2,705	2,200
Fairmont Pittsburgh	185	14,945	920	—	1,321	2,242
Grand Bohemian Hotel Charleston, Autograph Collection	50	9,937	1,477	—	1,159	2,636
Grand Bohemian Hotel Mountain Brook, Autograph Collection	99	13,982	1,726	—	2,149	3,875
Grand Bohemian Hotel Orlando, Autograph Collection	247	19,304	(200)	2,668	2,593	5,059
Hyatt Centric Key West Resort & Spa	120	25,468	10,861	—	1,686	12,546
Hyatt Regency Grand Cypress	779	52,286	1,486	—	12,438	13,924
Hyatt Regency Santa Clara	505	11,954	(6,756)	—	3,932	(2,824)
Hyatt Regency Scottsdale Resort & Spa at Gainey Ranch	491	46,710	6,699	—	8,452	15,151
Kimpton Canary Hotel Santa Barbara	97	13,031	1,929	—	2,491	4,420
Kimpton Hotel Monaco Salt Lake City	225	10,747	1,132	—	1,947	3,079
Kimpton Hotel Palomar Philadelphia	230	9,485	(3,906)	1,026	4,016	1,137
Kimpton RiverPlace Hotel	85	6,323	(1,083)	—	2,347	1,264
Loews New Orleans Hotel	285	10,005	(1,689)	—	2,664	975
Lorien Hotel & Spa	107	5,834	(758)	—	1,515	757
Marriott Dallas Downtown	416	13,831	(537)	—	3,348	2,812
Marriott San Francisco Airport Waterfront	688	21,903	(8,528)	5,351	4,116	940
Marriott Woodlands Waterway Hotel & Convention Center	345	21,344	247	—	6,095	6,341

Xenia Hotels & Resorts, Inc.
Reconciliation of Hotel Net Income (Loss) to Hotel EBITDA by Property (Continued)
For the Year Ended December 31, 2021

	For the Year Ended December 31, 2021
	Keys	Total Revenues ($000s)	Hotel Net Income (Loss) GAAP ($000s)	Plus: Interest Expense ($000s)	Plus: Depr. & Amort. ($000s)	Equals: Hotel EBITDA ($000s)
Park Hyatt Aviara Resort, Golf Club & Spa	327	$55,561	$(3,603)	$—	$10,291	$6,688
Renaissance Atlanta Waverly Hotel & Convention Center	522	22,008	(596)	3,235	3,702	6,341
Royal Palms Resort & Spa, The Unbound Collection by Hyatt	119	23,798	2,944	—	3,165	6,110
The Ritz-Carlton, Denver	202	27,119	379	—	4,062	4,441
The Ritz-Carlton, Pentagon City	365	19,943	(9,300)	3,493	5,938	131
Waldorf Astoria Atlanta Buckhead	127	14,882	977	—	2,528	3,504
Westin Galleria Houston & Westin Oaks Houston at The Galleria	875	40,738	(1,319)	—	11,854	10,535
Same-Property Portfolio(1)	8,562	$577,229	$(2,056)	$17,547	$112,754	$128,245
Hyatt Regency Portland at the Oregon Convention Center(2)	600	7,586	(11,084)	—	7,911	(3,173)
W Nashville(3)	346	7,429	(3,300)	—	2,931	(369)
Current Same-Property Portfolio(4)	9,508	$592,244	$(16,440)	$17,547	$123,596	$124,703
1."Same-Property” includes all hotels owned as of December 31, 2022, except for Hyatt Regency Portland at the Oregon Convention Center and W Nashville. "Same-Property" also includes disruption from the COVID-19 pandemic in 2021 and renovation disruption for multiple capital projects during the period presented.
2.Hyatt Regency Portland, which opened in late December 2019, suspended operations in March 2020 due to the COVID-19 pandemic and recommenced in May 2021. Metrics for the year ending December 31, 2021 are for the full year and include periods when operations were temporarily suspended.
3.W Nashville opened in October 2021 and was acquired by the Company in March 2022. Metrics shown for the year ending December 31, 2021 include operating performance for W Nashville that occurred prior to the Company's acquisition of the hotel which was obtained from the prior owner.
4."Current Same-Property" reflects all hotels owned as of March 1, 2023 and includes renovation disruption for multiple capital projects during the periods presented and disruption from the COVID-19 pandemic in 2021. "Current Same-Property" also includes operating performance for W Nashville that occurred prior to the Company's acquisition of the hotel which was obtained from the prior owner.

Xenia Hotels & Resorts, Inc.
Reconciliation of Hotel Net Income (Loss) to Hotel EBITDA by Property
For the Year Ended December 31, 2019

	For the Year Ended December 31, 2019
	Keys	Total Revenues ($000s)	Hotel Net Income (Loss) GAAP ($000s)	Plus: Interest Expense ($000s)	Plus: Depr. & Amort. ($000s)	Equals: Hotel EBITDA ($000s)
Andaz Napa	141	$18,614	$1,204	$2,377	$3,802	$7,383
Andaz San Diego	159	16,793	1,822	—	2,229	4,052
Andaz Savannah	151	10,895	968	230	2,177	3,375
Bohemian Hotel Savannah Riverfront, Autograph Collection	75	11,271	2,045	—	871	2,916
Fairmont Dallas	545	47,331	11,016	—	3,059	14,075
Fairmont Pittsburgh	185	21,876	1,629	—	1,280	2,909
Grand Bohemian Hotel Charleston, Autograph Collection	50	8,858	479	—	1,346	1,825
Grand Bohemian Hotel Mountain Brook, Autograph Collection	99	15,519	2,045	—	2,290	4,335
Grand Bohemian Hotel Orlando, Autograph Collection	247	27,280	3,488	2,734	2,716	8,938
Hyatt Centric Key West Resort & Spa	120	20,609	6,581	—	2,604	9,185
Hyatt Regency Grand Cypress	779	81,534	10,377	—	10,767	21,143
Hyatt Regency Santa Clara	505	58,975	10,927	712	6,555	18,194
Hyatt Regency Scottsdale Resort & Spa at Gainey Ranch	491	71,801	14,509	—	8,493	23,001
Kimpton Canary Hotel Santa Barbara	97	16,405	1,253	—	2,854	4,107
Kimpton Hotel Monaco Salt Lake City	225	18,695	3,057	—	3,136	6,193
Kimpton Hotel Palomar Philadelphia	230	21,593	466	2,621	4,661	7,748
Kimpton RiverPlace Hotel	85	11,462	(27)	—	2,741	2,713
Loews New Orleans Hotel	285	21,868	642	—	3,953	4,595
Lorien Hotel & Spa	107	11,714	(336)	—	2,700	2,364
Marriott Dallas Downtown	416	27,024	4,287	2,139	3,418	9,843
Marriott San Francisco Airport Waterfront	688	74,161	12,152	5,409	6,279	23,840
Marriott Woodlands Waterway Hotel & Convention Center	345	40,358	10,760	—	5,118	15,879

Xenia Hotels & Resorts, Inc.
Reconciliation of Hotel Net Income (Loss) to Hotel EBITDA by Property (Continued)
For the Year Ended December 31, 2019

	For the Year Ended December 31, 2019
	Keys	Total Revenues ($000s)	Hotel Net Income (Loss) GAAP ($000s)	Plus: Interest Expense ($000s)	Plus: Depr. & Amort. ($000s)	Equals: Hotel EBITDA ($000s)
Park Hyatt Aviara Resort, Golf Club & Spa	327	$63,201	$1,461	$—	$7,097	$8,558
Renaissance Atlanta Waverly Hotel & Convention Center	522	41,816	6,053	4,338	4,144	14,536
Royal Palms Resort & Spa, The Unbound Collection by Hyatt	119	26,512	3,628	—	3,120	6,748
The Ritz-Carlton, Denver	202	36,177	3,296	—	4,244	7,540
The Ritz-Carlton, Pentagon City	365	39,638	630	3,297	5,348	9,276
Waldorf Astoria Atlanta Buckhead	127	20,224	10	—	2,532	2,542
Westin Galleria Houston & Westin Oaks Houston at The Galleria	875	59,927	1,919	—	14,521	16,440
Same-Property Portfolio(1)	8,562	$942,131	$116,341	$23,857	$124,055	$264,253
Hyatt Regency Portland at the Oregon Convention Center(2)	600	99	(338)	—	—	(338)
W Nashville(3)	346	—	—	—	—	—
Current Same-Property Portfolio(4)	9,508	$942,230	$116,003	$23,857	$124,055	$263,915
1."Same-Property” includes all hotels owned as of December 31, 2022, except for Hyatt Regency Portland at the Oregon Convention Center and W Nashville. "Same-Property" also includes renovation disruption for multiple capital projects during the period presented.
2.Hyatt Regency Portland opened in late December 2019.
3.W Nashville opened in October 2021.
4."Current Same-Property" reflects all hotels owned as of March 1, 2023 and includes renovation disruption for multiple capital projects during the periods presented.

Xenia Hotels & Resorts, Inc.

Xenia Hotels & Resorts, Inc.
Reconciliation of Hotel Net Income (Loss) to Hotel EBITDA by Top Market (2022)
For the Year Ended December 31, 2022

	For the Year Ended December 31, 2022
	Keys	Total Revenues ($000s)	Hotel Net Income (Loss) GAAP ($000s)	Plus: Interest Expense ($000s)	Plus: Depr. & Amort. ($000s)	Equals: Hotel EBITDA ($000s)
Phoenix, AZ	610	$108,750	$27,262	$—	$11,841	$39,103
Orlando, FL	1,026	121,107	20,357	2,619	15,119	38,095
Houston, TX	1,220	88,764	11,611	—	17,730	29,342
San Diego, CA	486	101,527	10,450	—	12,523	22,974
Dallas, TX	961	63,142	12,530	—	6,024	18,554
Atlanta, GA	649	56,939	6,292	4,048	6,642	16,981
Florida Keys, FL	120	28,481	11,536	—	1,605	13,141
San Francisco/San Mateo, CA	688	48,463	2,908	5,226	3,386	11,521
Savannah, GA	226	26,113	5,766	229	2,755	8,751
California North, CA	141	21,246	5,169	2,072	1,546	8,786
Other	2,435	236,771	18,508	166	30,454	49,126
Same-Property Portfolio(1)	8,562	$901,303	$132,389	$14,360	$109,625	$256,374
Nashville, TN(2)	346	52,211	(2,195)	—	14,070	11,875
Portland, OR(3)	600	30,564	52	—	7,311	7,364
Current Same-Property Portfolio(4)	9,508	$984,078	$130,246	$14,360	$131,006	$275,613
1."Same-Property” includes all hotels owned as of December 31, 2022, except for Hyatt Regency Portland at the Oregon Convention Center and W Nashville. "Same-Property" also includes disruption from the COVID-19 pandemic in 2022 and renovation disruption for multiple capital projects during the period presented.
2.W Nashville opened in October 2021 and was acquired by the Company in March 2022. Metrics shown for the year ending December 31, 2022 include operating performance for W Nashville that occurred prior to the Company's acquisition of the hotel which was obtained from the prior owner.
3.Reflects Hyatt Regency Portland at the Oregon Convention Center.
4."Current Same-Property" reflects all hotels owned as of March 1, 2023 and includes renovation disruption for multiple capital projects during the periods presented and disruption from the COVID-19 pandemic in 2022. "Current Same-Property" also includes operating performance for W Nashville that occurred prior to the Company's acquisition of the hotel which was obtained from the prior owner.

Xenia Hotels & Resorts, Inc.
Reconciliation of Hotel Net Income (Loss) to Hotel EBITDA by Top Market (2019)
For the Year Ended December 31, 2019

	For the Year Ended December 31, 2019
	Keys	Total Revenues ($000s)	Hotel Net Income (Loss) GAAP ($000s)	Plus: Interest Expense ($000s)	Plus: Depr. & Amort. ($000s)	Equals: Hotel EBITDA ($000s)
Houston, TX	1,220	$100,285	$12,680	$—	$19,639	$32,319
Orlando, FL	1,026	108,814	13,865	2,734	13,483	30,082
Phoenix, AZ	610	98,312	18,136	—	11,613	29,749
Dallas, TX	961	74,356	15,303	2,138	6,477	23,918
San Francisco/San Mateo, CA	688	74,161	12,151	5,409	6,279	23,840
San Jose/Santa Cruz, CA	505	58,975	10,927	712	6,555	18,194
Atlanta, GA	649	62,040	6,064	4,338	6,676	17,078
San Diego, CA	486	79,995	3,283	—	9,326	12,609
Washington, DC-MD-VA	472	51,352	295	3,297	8,048	11,640
Florida Keys, FL	120	20,609	6,581	—	2,604	9,185
Other	1,825	213,232	17,056	5,229	33,355	55,639
Same-Property Portfolio(1)	8,562	$942,131	$116,341	$23,857	$124,055	$264,253
Nashville, TN(2)	346	—	—	—	—	—
Portland, OR(3)	600	99	(338)	—	—	(338)
Current Same-Property Portfolio(4)	9,508	$942,230	$116,003	$23,857	$124,055	$263,915
1."Same-Property” includes all hotels owned as of December 31, 2022, except for Hyatt Regency Portland at the Oregon Convention Center and W Nashville. "Same-Property" also includes renovation disruption for multiple capital projects during the period presented.
2.W Nashville opened in October 2021.
3.Hyatt Regency Portland opened in late December 2019.
4."Current Same-Property" reflects all hotels owned as of March 1, 2023 and includes renovation disruption for multiple capital projects during the periods presented.

About Xenia Hotels & Resorts, Inc.
Xenia Hotels & Resorts, Inc. is a self-advised and self-administered REIT that invests in uniquely positioned luxury and upper upscale hotels and resorts with a focus on the top 25 lodging markets as well as key leisure destinations in the United States. The Company owns 32 hotels and resorts comprising 9,508 rooms across 14 states. Xenia’s hotels are in the luxury and upper upscale segments, and are operated and/or licensed by industry leaders such as Marriott, Hyatt, Kimpton, Fairmont, Loews, Hilton, The Kessler Collection, and Davidson. For more information on Xenia’s business, refer to the Company website at www.xeniareit.com.
Forward-Looking Statements
This supplemental, together with other statements and information publicly disseminated by the Company, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Forward-looking statements are not historical facts but are based on certain assumptions of management and describe the Company's future plans, strategies and expectations. Forward-looking statements are generally identifiable by use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “guidance,” “predict,” “potential,” “continue,” “likely,” “will,” “would,” “illustrative,” references to "outlook" and "guidance," and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Forward-looking statements in this supplemental include, among others, statements about our plans, strategies, or other future events, the outlook related to macroeconomic factors and general economic uncertainty and a potential contraction in the U.S. or global economy or low levels of economic growth , including such effects on the demand for travel, transient and group business, capital expenditures, timing of renovations, financial performance, prospects or future events. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. As a result, our actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements, which are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond the Company's control and which could materially affect actual results, performances or achievements. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, (i) general economic uncertainty and a contraction in the U.S. or global economy or low levels of economic growth (ii) , macroeconomic and other factors beyond our control that can adversely affect and reduce demand for hotel rooms, food and beverage services, and/or meeting facilities, (iii) inflation and inflationary pressures which increases our labor and other costs of providing services to guests and meeting hotel brand standards, as well as costs related to construction and other capital expenditures, property and other taxes, and insurance which could result in reduced operating profit margins, (iv) the pace and evenness of recovery following the COVID-19 pandemic and the long-term effects of the pandemic, COVID-19 variants or any future resurgence, including with respect to global and regional economic activity, travel limitations or bans, the demand for travel, levels of spending in transient or group business and leisure segments, and levels of consumer confidence; (v) actions that governments, businesses, and individuals take in response to any resurgence of COVID-19 including variants of the virus, including limiting or banning travel; (vi) the ability of hotel managers to successfully navigate the continued impacts of the COVID-19 pandemic; (vii) the Company’s dependence on third-party managers of its hotels, including its inability to implement strategic business decisions directly; (viii) risks associated with the hotel industry, including competition, increases in wages and benefits, energy costs and other operating costs, actual or threatened terrorist attacks, cyber incidents, information technology failures, downturns in general and local economic conditions, prolonged periods of civil unrest in our markets, and cancellation of or delays in the completion of anticipated demand generators; (ix) the availability and terms of financing and capital and the general volatility of securities markets; (x) risks associated with the real estate industry, including environmental contamination and costs of complying with the Americans with Disabilities Act and similar laws; (xi) interest rate increases; (xii) ability to successfully negotiate amendments and covenant waivers with its unsecured and secured indebtedness; (xiii) ability to comply with covenants, restrictions, and limitations in any existing or revised loan agreements with our unsecured and secured lenders; (xiv) the possible failure of the Company to qualify as a REIT and the risk of changes in laws affecting REITs; (xv) the possibility of uninsured or underinsured losses, including those relating to natural disasters, terrorism, government shutdowns and closures, civil unrest, or cyber incidents; (xvi) risks associated with redevelopment and repositioning projects, including delays and cost overruns; (xvii) levels of spending in business and leisure segments as well as consumer confidence; (xviii) declines in occupancy and average daily rate, (xix) the seasonal and cyclical nature of the real estate and hospitality businesses, (xx) changes in distribution arrangements, such as through Internet travel intermediaries; (xxi) relationships with labor unions and changes in labor laws, including increases to minimum wages; (xxii) the impact of changes in the tax code and uncertainty as to how some of those changes may be applied;

(xxiii) monthly cash expenditures and the uncertainty around predictions; (xxiv) labor shortages; (xxv) disruptions in supply chains resulting in delays or inability to procure required products; and (xxvi) the risk factors discussed in the Company’s Annual Report on Form 10-K, as updated in its Quarterly Reports. Accordingly, there is no assurance that the Company's expectations will be realized. We caution you not to place undue reliance on any forward-looking statements, which are made only as of the date of this supplemental. We do not undertake or assume any obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.
For further information about the Company’s business and financial results, please refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections of the Company’s SEC filings, including, but not limited to, its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, copies of which may be obtained at the Investor Relations section of the Company’s website at www.xeniareit.com.
All information in this supplemental is as of the date of its release. The Company undertakes no duty to update the statements in this supplemental to conform the statements to actual results or changes in the Company’s expectations.
Availability of Information on Xenia's Website
Investors and others should note that Xenia routinely announces material information to investors and the marketplace using U.S. Securities and Exchange Commission (SEC) filings, press releases, public conference calls, webcasts, and the Investor Relations section of Xenia's website. While not all the information that the Company posts to the Xenia website is of a material nature, some information could be deemed to be material. Accordingly, the Company encourages investors, the media, and others interested in Xenia to review the information that it shares at the Investor Relations link located on www.xeniareit.com. Users may automatically receive email alerts and other information about the Company when enrolling an email address by visiting "Email Alerts / Investor Information" in the "Corporate Overview" section of Xenia’s Investor Relations website at www.xeniareit.com.

Non-GAAP Financial Measures
The Company considers the following non-GAAP financial measures to be useful to investors as key supplemental measures of our operating performance: EBITDA, EBITDAre, Adjusted EBITDAre, Same-Property Hotel EBITDA, Same-Property Hotel EBITDA Margin, FFO, Adjusted FFO, and Adjusted FFO per diluted share. These non-GAAP financial measures should be considered along with, but not as alternatives to, net income or loss, operating profit, cash from operations, or any other operating performance measure as prescribed per GAAP.
EBITDA, EBITDAre and Adjusted EBITDAre
EBITDA is a commonly used measure of performance in many industries and is defined as net income or loss (calculated in accordance with GAAP) excluding interest expense, provision for income taxes (including income taxes applicable to sale of assets) and depreciation and amortization. The Company considers EBITDA useful to investors, in evaluating and facilitating comparisons of our operating performance between periods and between REITs by removing the impact of our capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from our operating results, even though EBITDA does not represent an amount that accrues directly to common stockholders. In addition, EBITDA is used as one measure in determining the value of hotel acquisitions and dispositions and, along with FFO and Adjusted FFO, is used by management in the annual budget process for compensation programs.

We calculate EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts ("Nareit"). Nareit defines EBITDAre as EBITDA plus or minus losses and gains on the disposition of depreciated property, including gains or losses on change of control, plus impairments of depreciated property and of investments in unconsolidated affiliates caused by a decrease in the value of depreciated property in the affiliate, and adjustments to reflect the entity's share of EBITDAre of unconsolidated affiliates.
We further adjust EBITDAre to exclude the impact of non-controlling interests in consolidated entities other than our Operating Partnership Units because our Operating Partnership Units may be redeemed for common stock. We also adjust EBITDAre for certain additional items such as depreciation and amortization related to corporate assets, hotel property acquisition, terminated transaction and pre-opening expenses, amortization of share-based compensation, non-cash ground rent and straight-line rent expense, the cumulative effect of changes in accounting principles, and other costs we believe do not represent recurring operations and are not indicative of the performance of our underlying hotel property entities. We believe it is meaningful for investors to understand Adjusted EBITDAre attributable to all common stock and unit holders. We believe Adjusted EBITDAre attributable to common stock and unit holders provides investors with another useful financial measure in evaluating and facilitating comparison of operating performance between periods and between REITs that report similar measures.
Same-Property Hotel EBITDA and Same-Property Hotel EBITDA Margin
Same-Property hotel data includes the actual operating results for all hotels owned as of the end of the reporting period. We then adjust the Same-Property hotel data for comparability purposes by including pre-acquisition operating results of asset(s) acquired during the period, which provides investors a basis for understanding the acquisition(s) historical operating trends and seasonality. The pre-acquisition operating results for the comparable period are obtained from the seller and/or manager of the hotels during the acquisition due diligence process and have not been audited or reviewed by our independent auditors. We further adjust the Same-Property hotel data to remove dispositions during the respective reporting periods, and, in certain cases, hotels that are not fully open due to significant renovation, re-positioning, or disruption or whose room counts have materially changed during either the current or prior year as these historical operating results are not indicative of or expected to be comparable to the operating performance of our hotel portfolio on a prospective basis.
Same-Property Hotel EBITDA represents net income or loss excluding: (1) interest expense, (2) income taxes, (3) depreciation and amortization, (4) corporate-level costs and expenses, (5) hotel acquisition and terminated transaction costs, and (6) certain state and local excise taxes resulting from our ownership structure. We believe that Same-Property Hotel EBITDA provides our investors a useful financial measure to evaluate our hotel operating performance excluding the impact of our capital structure (primarily interest expense), our asset base (primarily depreciation and amortization), income taxes, and our corporate-level expenses (corporate expenses and hotel acquisition and terminated transaction costs). We believe property-level results provide investors with supplemental information on the ongoing operational performance of our hotels and the effectiveness of our third-party management companies that operate our business on a property-level basis. Same-Property Hotel EBITDA Margin is calculated by dividing Same-Property Hotel EBITDA by Same-Property Total Revenues.
As a result of these adjustments the Same-Property hotel data we present does not represent our total revenues, expenses, operating profit or net income and should not be used to evaluate our performance as a whole. Management compensates for these limitations by separately considering the impact of these excluded items to the extent they are material to operating decisions or assessments of our operating performance. Our consolidated statements of operations and comprehensive income (loss) include such amounts, all of which should be considered by investors when evaluating our performance.
We include Same-Property hotel data as supplemental information for investors. Management believes that providing Same-Property hotel data is useful to investors because it represents comparable operations for our portfolio as it exists at the end of the respective reporting periods presented, which allows investors and management to evaluate the period-to-period performance of our hotels and facilitates comparisons with other hotel REITs and hotel owners. In particular, these measures assist management and investors in distinguishing whether increases or decreases in revenues and/or expenses are due to growth or decline of operations at Same-Property hotels or from other factors, such as the effect of acquisitions or dispositions.
FFO and Adjusted FFO
The Company calculates FFO in accordance with standards established by Nareit, as amended in the December 2018 restatement white paper, which defines FFO as net income or loss (calculated in accordance with GAAP), excluding real estate-related depreciation, amortization and impairments, gains or losses from sales of real estate, the cumulative effect of changes in accounting principles, similar adjustments for unconsolidated partnerships and consolidated variable interest entities, and items classified by GAAP as extraordinary. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most industry investors consider presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. The Company believes that the presentation of FFO provides useful supplemental information to investors regarding operating performance by excluding the effect of real estate depreciation and amortization, gains or losses from sales for real estate, impairments of real estate assets, extraordinary items and the portion of these items related to unconsolidated entities, all of which are based on historical cost accounting and which may be of lesser significance in evaluating current performance. The Company believes that the presentation of FFO can facilitate comparisons of operating performance between periods and between REITs, even though FFO does not represent an amount that accrues directly to common stockholders. The calculation of FFO may not be comparable to measures calculated by other companies who do not use the Nareit definition of FFO or do not calculate FFO per diluted share in accordance with Nareit guidance. Additionally, FFO may not be helpful when comparing Xenia to non-REITs. The Company presents FFO attributable to common stock and unit holders, which includes its Operating Partnership Units because its Operating Partnership Units may be redeemed for common stock. The Company believes it is meaningful for the investor to understand FFO attributable to common stock and unit holders.
We further adjust FFO for certain additional items that are not in Nareit’s definition of FFO such as hotel property acquisition, terminated transaction and pre-opening expenses, amortization of debt origination costs and share-based compensation, non-cash ground rent and straight-line rent expense, and other items we believe do not represent recurring operations. We believe that Adjusted FFO provides investors with useful supplemental information that may facilitate comparisons of ongoing operating performance between periods and between REITs that make similar adjustments to FFO and is beneficial to investors’ complete understanding of our operating performance.
Adjusted FFO per diluted share
The diluted weighted-average common share count used for the calculation of Adjusted FFO per diluted share differs from diluted weighted-average common share count used to derive net income or loss per share available to common stockholders. The Company calculates Adjusted FFO per diluted share by dividing the Adjusted FFO by the diluted weighted-average number of shares of common stock outstanding plus the weighted-average vested Operating Partnership units. Any anti-dilutive securities are excluded from the diluted earnings per-share calculation.